Revenues	3 Months Ended
Dec. 29, 2018
Revenue from Contract with Customer [Abstract]
Revenue from Contract with Customer
Revenues
On September 30, 2018, the Company adopted Financial Accounting Standards Board (FASB) guidance, which replaced the existing accounting standards for revenue recognition with a single comprehensive five-step model (“new revenue standard”). The core principle is to recognize revenue upon the transfer of control of goods or services to customers at an amount that reflects the consideration expected to be received. We adopted the new revenue standard using the modified retrospective method, therefore results for reporting periods beginning after September 30, 2018 are presented under the new revenue standard, while prior period amounts have not been adjusted and continue to be reported in accordance with our historic accounting. Upon adoption, we elected to apply the new revenue standard to all contracts and we recorded a net reduction to opening retained earnings of $116 million.
The most significant changes to the Company’s revenue recognition policies resulting from the adoption of the new revenue standard are as follows:

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For television and film content licensing agreements with multiple availability windows with the same licensee, the Company now defers more revenue to future windows than under the previous accounting guidance.

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For licenses of character images, brands and trademarks with minimum guaranteed license fees, the excess of the minimum guaranteed amount over actual amounts earned based on a percentage of the licensee’s underlying sales (“minimum guarantee shortfall”) is now recognized straight-line over the remaining license period once an expected shortfall is identified. Previously, shortfalls were recognized at the end of the contract period.

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For licenses that include multiple television and film titles with a minimum guaranteed license fee across all titles that earns out against the aggregate fees based on the licensee’s underlying sales, the Company now allocates the minimum guaranteed license fee to each title at contract inception and recognizes the allocated license fee as revenue when the title is made available to the customer. License fees earned in excess of the allocated minimum guaranteed amount by title are deferred until the aggregate contractual minimum guarantee is exceeded and then recognized as revenue as earned based on the licensee’s underlying sales. Previously, license fees were recognized as earned based on the licensee’s underlying sales with any shortfalls recognized at the end of the contract period.

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For renewals or extensions of license agreements for television and film content, revenues are now recognized when the licensed content becomes available under the renewal or extension. Previously, revenues were recognized when the agreement was renewed or extended.

The adoption of the new revenue standard resulted in certain reclassifications on the Condensed Consolidated Balance Sheet. The primary changes are the reclassification of sales returns reserves (previously reported as a reduction of receivables)
to other accrued liabilities ($163 million at December 29, 2018) and the reclassification of refundable customer advances (previously reported as deferred revenues) to other accrued liabilities ($739 million at December 29, 2018).
The cumulative effect of adoption at September 29, 2018 and the impact at December 29, 2018 (had we not applied the new revenue standard) on the Condensed Consolidated Balance Sheet is as follows:

	September 29, 2018			December 29, 2018
	Fiscal 2018 Ending Balances as Reported	Effect of Adoption	Q1 2019 Opening Balances	Balances Assuming Historical Accounting	Q1 2019 Impact of New Revenue Standard	Q1 2019 Ending Balances as Reported
Assets
Receivables - current/non-current	$11,262	$(241)	$11,021	$12,030	$(102)	$11,928
Film and television costs and advances - current/non-current	9,202	48	9,250	8,968	33	9,001

Liabilities
Accounts payable and other accrued liabilities	9,479	1,039	10,518	9,799	897	10,696
Deferred revenue and other	4,591	(1,082)	3,509	4,342	(908)	3,434
Deferred income taxes	3,109	(34)	3,075	3,208	(31)	3,177

Equity	52,832	(116)	52,716	54,420	(27)	54,393

The impact on the Condensed Consolidated Statement of Income for the quarter ended December 29, 2018, due to the adoption of the new revenue standard is as follows:

	Quarter ended December 29, 2018
	Results Assuming Historical Accounting	Impact of New Revenue Standard	Reported
Revenues	$15,109	$194	$15,303
Cost and Expenses	(11,806)	(79)	(11,885)
Income Taxes	(619)	(26)	(645)
Net Income	2,697	89	2,786

The most significant impacts were at the Media Networks and Parks, Experiences & Consumer Products segments, both of which reflected a change in the timing of revenue recognition on contracts with minimum guarantees.
Summary of Significant Revenue Recognition Accounting Policies
The Company generates revenue from the sale of both services and products. Revenue is recognized when control of the services or products is transferred to the customer. The amount of revenue recognized reflects the consideration the Company expects to receive in exchange for the services or products.
The Company has three broad categories of service revenues: licenses of rights to use our intellectual property, sales to guests at our Parks and Experiences businesses, and advertising. The Company’s primary product revenues include the sale of food, beverage and merchandise at our parks, resorts and retail stores and the sale of film and television productions in physical formats (DVD and Blu-ray).
The new revenue standard defines two types of licenses of intellectual property (“IP”): IP that has “standalone functionality,” which is called functional IP, and all other IP, which is called symbolic IP. Revenue related to the license of functional IP is generally recognized upon delivery (availability) of the IP to the customer. The substantial majority of the Company’s film and television content distribution activities at the Media Networks, Studio Entertainment and DTCI segments is considered licensing of functional IP. Revenue related to the license of symbolic IP is generally recognized over the term of the license. The Company’s primary revenue stream derived from symbolic IP is the licensing of trade names, characters, visual and literary properties at the Parks, Experiences & Consumer Products segment.
More detailed information about the revenue recognition policies for our key revenues is as follows:

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Affiliate fees - Fees charged to affiliates (i.e., MVPDs or television stations) for the right to deliver our television network programming on a continuous basis to their customers are recognized as the programming is provided based on contractually specified per subscriber rates and the actual number of the affiliate’s customers receiving the programming.

Affiliate contracts may include a minimum guaranteed license fee. For these contracts, the guaranteed license fee is recognized ratably over the guaranteed period and any fees earned in excess of the guarantee are recognized as earned once the minimum guarantee has been exceeded.
Affiliate agreements may also include a license to use the network programming for on demand viewing. As the fees charged under these contracts are generally based on a contractually specified per subscriber rate for the number of underlying subscribers of the affiliate, revenues are recognized as earned.

•	Subscription fees - Fees charged to customers/subscribers for our DTC streaming and other services are recognized ratably over the term of the subscription.

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Advertising - Sales of advertising time/space on our television networks, digital platforms, and television stations are recognized as revenue, net of agency commissions, when commercials are aired on television or delivered online. The performance obligation in advertising agreements is the delivery of ad time/space and may include a guaranteed number of impressions. When a contract contains a guaranteed number of impressions and the guaranteed number of impressions is not met (“ratings shortfall”), revenues are not recognized for the ratings shortfall until the guaranteed impressions are provided through the delivery of additional advertising time/space.

•	Theme park admissions - Sales of theme park tickets are recognized when the tickets are used. Sales of annual passes are recognized ratably over the period for which the pass is available for use.

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Resorts and vacations - Sales of hotel room nights and cruise vacations and rentals of vacation club properties are recognized as the services are provided to the guest. Sales of vacation club properties are recognized when title to the property transfers to the customer.

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Merchandise, food and beverage - Sales of merchandise, food and beverages at our theme parks and resorts, cruise ships and Disney Stores are recognized at the time of sale. Sales from our branded internet shopping sites and to wholesalers are recognized upon delivery. We estimate returns and customer incentives based upon historical return experience, current economic trends and projections of consumer demand for our products.

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TV/SVOD distribution licensing - Fees charged for the right to use our television and motion picture productions are recognized as revenue when the content is available for use by the licensee. Contractual license fees may be for a fixed amount, based on performance in previous distribution windows (e.g., box office receipts) or based on underlying sales of the licensee.

TV/SVOD distribution contracts may contain more than one title and/or provide that certain titles are only available for use during defined periods of time during the contract term. In these instances, each title and/or period of availability is generally considered a separate performance obligation. For these contracts, license fees are allocated to each title and period of availability at contract inception based on relative standalone selling price using management’s best estimate. Revenue is recognized when the content is made available for use by the licensee.
For TV/SVOD licenses that include multiple titles subject to an aggregate minimum guaranteed license fee across all titles, the minimum guaranteed license fee is allocated to each title at contract inception and recognized as revenue when the title is available for use by the licensee. License fees earned in excess of the allocated minimum guarantee are deferred until the aggregate contractual minimum guaranteed license fee has been exceeded with the excess then recognized as earned.
When the term of an existing agreement is renewed or extended, revenues are recognized when the licensed content becomes available under the renewal or extension.

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Theatrical distribution licensing - Fees charged for licensing of our motion pictures to theaters are recognized as revenue based on the contractual royalty rate applied to the theater’s underlying sales from exhibition of the film.

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Merchandise licensing - Fees charged for the use of our trade names and characters in connection with the sale of a licensee’s products are recognized as revenue as the products are sold by the licensee applying a contractual royalty rate to the licensee sales. For licenses with minimum guaranteed license fees, the excess of the minimum guaranteed amount over actual royalties earned from licensee sales (shortfall) is recognized straight-line over the remaining license period once an expected shortfall is probable.

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Home entertainment - Sales of our motion pictures to retailers and distributors in physical formats (DVD and Blu-ray) are recognized as revenue on the later of the delivery date or the date that the product can be sold by retailers. We reduce home entertainment revenues for estimated future returns of merchandise and sales incentives based upon historical return experience, current economic trends and projections of consumer demand for our products. Sales of our motion pictures in electronic formats are recognized as revenue when the product is available for use by the consumer.

•	Taxes - Taxes collected from customers and remitted to governmental authorities are excluded from revenue.

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Shipping and handling - Fees collected from customers for shipping and handling are recorded as revenue upon delivery of the product to the consumer. The related shipping expenses are recorded in cost of products upon delivery of the product to the customer.

The following table presents our revenues by segment and major source:

	Quarter Ended December 29, 2018
	Media Networks	Parks, Experiences & Consumer Products	Studio Entertainment	Direct-to-Consumer & International	Eliminations	Consolidated
Affiliate fees	$3,075	$—	$—	$323	$—	$3,398
Advertising	2,023	2	—	417		2,442
Theme park admissions	—	1,933	—	—	—	1,933
Resort and vacations	—	1,531	—	—	—	1,531
Retail and wholesale sales of merchandise, food and beverage	—	2,122	—	—	—	2,122
TV/SVOD distribution licensing	722	—	605	34	(184)	1,177
Theatrical distribution licensing	—	—	373	—	—	373
Merchandise licensing	—	741	154	15	—	910
Home entertainment	—	—	425	28	—	453
Other	101	495	267	101	—	964
Total revenues	$5,921	$6,824	$1,824	$918	$(184)	$15,303

	Quarter Ended December 30, 2017(1)
	Media Networks	Parks, Experiences & Consumer Products	Studio Entertainment	Direct-to-Consumer & International	Eliminations	Consolidated
Affiliate fees	$2,867	$—	$—	$338	$—	$3,205
Advertising	1,963	2	—	411	—	2,376
Theme park admissions	—	1,832	—	—	—	1,832
Resort and vacations	—	1,463	—	—	—	1,463
Retail and wholesale sales of merchandise, food and beverage	—	2,059	—	—	—	2,059
TV/SVOD distribution licensing	624	—	519	25	(171)	997
Theatrical distribution licensing	—	—	1,169	—	—	1,169
Merchandise licensing	—	776	171	18	—	965
Home entertainment	—	—	361	30	—	391
Other	101	395	289	109	—	894
Total revenues	$5,555	$6,527	$2,509	$931	$(171)	$15,351

(1)	The table presents our revenues by segment and major source under historical accounting.
The following table presents our revenues by segment and primary geographical markets:

	Quarter Ended December 29, 2018
	Media Networks	Parks, Experiences & Consumer Products	Studio Entertainment	Direct-to-Consumer & International	Eliminations	Consolidated
United States and Canada	$5,509	$5,142	$1,038	$404	$(164)	$11,929
Europe	152	1,065	413	180	(15)	1,795
Asia Pacific	79	551	286	118	(5)	1,029
Latin America	181	66	87	216	—	550
Total revenues	$5,921	$6,824	$1,824	$918	$(184)	$15,303

The amount of revenue recognized for the three months ended December 29, 2018 from performance obligations satisfied (or partially satisfied) in previous periods is $378 million, which primarily relates to revenues based on theatrical and TV/SVOD distribution licensee sales in the current quarter on titles made available to the licensee in previous quarters.
As of December 29, 2018, revenue expected to be recognized in the future for unsatisfied performance obligations is $13.3 billion, which primarily relates to content to be delivered in the future under existing agreements with television station affiliates and TV/SVOD licensees. Of this amount, we expect to recognize approximately $4.2 billion in the remainder of fiscal 2019, $3.6 billion in fiscal 2020, $2.3 billion in fiscal 2021, and $3.3 billion thereafter. These amounts include only fixed consideration or minimum guarantees and do not include amounts related to (i) contracts with an original expected term of one year or less (such as most advertising contracts) or (ii) licenses of IP that are based on sales of the licensee.
Payment terms vary by the type and location of our customers and the products or services offered. For certain products or services and customer types, we require payment before the products or services are provided to the customer; in other cases, after appropriate credit evaluations, payment is due in arrears. Advertising contracts, which are generally short term, are billed monthly with payments generally due within 30 days. Payments due under affiliate arrangements are calculated monthly and are generally due within 45 days of month end. Home entertainment terms generally include payment within 60 to 90 days of availability date to the customer. Licensing payment terms vary by contract but are generally collected in advance or over the license term. The Company has accounts receivable with original maturities greater than one year related to the sale of film and television program rights and vacation club properties (see note 12). These receivables are discounted to present value based on a discount rate reflective of a separate financing transaction at contract inception. Therefore, the related revenues are recognized at the discounted amount.
When the timing of the Company’s revenue recognition is different from the timing of customer payments, the Company recognizes either a contract asset (customer payment is subsequent to revenue recognition and subject to the Company satisfying additional performance obligations) or deferred revenue (customer payment precedes the Company satisfying the performance obligations). Consideration due under contracts with payment in arrears are recognized as accounts receivable. Deferred revenues are recognized as revenue as (or when) the Company performs under the contract. Contract assets, accounts receivable and deferred revenues from contracts with customers are as follows:

	December 29, 2018	September 30, 2018
Contract assets	$146	$89
Accounts Receivable
Current	9,543	8,553
Non-current	1,561	1,640
Allowance for doubtful accounts	(230)	(226)
Deferred revenues
Current	2,968	2,926
Non-current	514	609

Contract assets relate to certain multi-season TV/SVOD licensing contracts. Activity for the quarter ended December 29, 2018 related to contract assets and the allowance for doubtful accounts was not material.
Deferred revenue primarily relates to nonrefundable consideration received in advance for (i) licensing contracts, theme park annual passes, theme park tickets and vacation packages and (ii) the deferral of advertising revenues due to ratings shortfalls. For the three months ended December 29, 2018, $1.6 billion of revenues primarily related to theme park admissions and vacation packages included in the deferred revenue balance at the beginning of the period were recognized. The decrease in deferred revenues due to the revenues recognized was partially offset by the receipt of additional prepaid parks admissions, non-refundable travel deposits and advances on certain licensing arrangements.